UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 15, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-23377                13-3699013
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

       One Rockefeller Plaza, Suite 400 New York, New York      10020-2002
       ---------------------------------------------------      ----------
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On December 15, 2005, Intervest Bancshares Corporation appointed John J. Arvonio as its Chief Accounting Officer. Mr. Arvonio, age 42, has been Senior Vice President, Chief Financial Officer and Secretary of Intervest National Bank, a wholly owned subsidiary of the Intervest Bancshares Corporation, since September 2000 and will continue to serve in those capacities. Mr. Arvonio has no family relationship with any director or executive officer of Intervest Bancshares Corporation and there are no arrangements or understandings pursuant to which he was selected as an officer. Although Mr. Arvonio has a written employment agreement with Intervest National Bank, he has not entered into a written employment agreement with Intervest Bancshares Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INTERVEST  BANCSHARES  CORPORATION



Date:  December 20, 2005              By: /s/ Jerome Dansker
                                          --------------------------------------
                                          JEROME DANSKER,
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                          (Principal Executive Officer)



Date:  December 20, 2005              By: /s/ Lowell S. Dansker
                                          --------------------------------------
                                          LOWELL S. DANSKER,
                                          VICE CHAIRMAN, PRESIDENT AND TREASURER
                                          (Principal Financial Officer)